UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 25, 2005
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (920) 433-4901	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Acronyms Used in this Report on Form 8-K

ATC	American Transmission Company LLC
DOE	United States Department of Energy
EPA	United States Environmental Protection Agency
ESI	WPS Energy Services, Inc.
ESOP	Employee Stock Ownership Plan
FASB	Financial Accounting Standards Board
FERC	Federal Energy Regulatory Commission
MPSC	Michigan Public Service Commission
PDI	WPS Power Development, LLC
PSCW	Public Service Commission of Wisconsin
SEC	Securities and Exchange Commission
SFAS	Statement of Financial Accounting Standards
UPPCO	Upper Peninsula Power Company
WDNR	Wisconsin Department of Natural Resources
WPSC	Wisconsin Public Service Corporation

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Item 8.01. Other Events.

On May 23, 2005, PDI (an indirect, wholly owned subsidiary of WPS Resources Corporation) sold the allocated emission allowances associated with its Sunbury generation plant, located in Shamokin Dam, Pennsylvania, for approximately $110 million. PDI had previously marketed for sale the Sunbury plant and all related emission allowances. After considering a number of strategic options, PDI decided to sell the emission allowances separately and retain the Sunbury plant at this time.

The Sunbury plant and related assets were classified as assets held for sale as a combined asset disposal group for all periods reported in the WPS Resources' consolidated financial statements set forth in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. The results of operations and related cash flows related to Sunbury were presented as discontinued operations for these periods. Because PDI is no longer committed to the sale of the Sunbury plant as its only option, generally accepted accounting principles require, for all periods presented, that:

1) the plant and related long-lived assets be reclassified as held and used; and

2) Sunbury's results of operations and cash flows be reclassified as continuing operations.

The Sunbury plant and related assets were reclassified as held and used and measured individually at the lower of their carrying value before they were classified as assets held for sale (adjusted for any depreciation expense that would have been recognized had the Sunbury plant been continuously classified as held and used) or fair value at the date the held for sale criteria were no longer met.

Based on the foregoing, WPS Resources is filing this Current Report on Form 8-K to revise certain financial statements and related disclosures related to Sunbury for all periods presented in its 2004 Form 10-K and its Form 10-Q for the quarterly period ended March 31, 2005. These revised financial statements and related disclosures are set forth in the attached exhibits to this Form 8-K. These exhibits contain selected information identical to corresponding information contained in the 2004 Annual Report on Form 10-K and the March 31, 2005 Quarterly Report on Form 10-Q, except that the information contained in the exhibits has been updated, in compliance with generally accepted accounting principles, to the extent necessary to reclassify:

1) Sunbury and related assets and liabilities, as held and used, and

2) Sunbury results of operations and related cash flows as continuing operations.

Certain other reclassifications have also been made. The reclassifications relate to certain risk management assets and liabilities, which are discussed in Note 3, Risk Management Activities, in Exhibits 99.4 and 99.6.

There have been no other events subsequent to December 31, 2004 that would require the financial statements as of December 31, 2004 or March 31, 2005 to be updated. Reported net income was not impacted by any of these reclassifications.

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Forward-Looking Statements

Except for historical data and statements of current fact, the information contained or incorporated by reference in this document constitutes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any references to plans, goals, beliefs or expectations in respect to future events and conditions or to estimates are forward-looking statements. Although we believe that statements of our expectations are based on reasonable assumptions, forward-looking statements are inherently uncertain and subject to risks and should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors.

In addition to statements regarding trends or estimates in Management's Discussion and Analysis of Financial Condition and Results of Operations, forward-looking statements included or incorporated in this report include, but are not limited to, statements regarding future:
  Revenues or expenses,
  Capital expenditure projections, and
  Financing sources.

Forward-looking statements involve a number of risks and uncertainties. There are many factors that could cause actual results to differ materially from those expressed or implied in this report. Some of those factors include:

  Resolution of pending and future rate cases and negotiations (including the recovery of deferred costs) and other regulatory decisions regarding WPSC and UPPCO;
  The impact of recent and future federal and state regulatory changes, including legislative and regulatory initiatives regarding deregulation and restructuring of the electric utility industry, changes in environmental, tax and other laws and regulations to which WPS Resources and its subsidiaries are subject, as well as changes in application of existing laws and regulations;
  Current and future litigation, regulatory investigations, proceedings or inquiries, including manufactured gas plant site cleanup and pending EPA investigations of WPSC generation facilities;
  Resolution of audits by the Internal Revenue Service and various state revenue agencies;
  The effects, extent and timing of additional competition in the markets in which WPS Resources' subsidiaries operate;
  The impact of fluctuations in commodity prices, interest rates and customer demand;
  Available sources and costs of fuels and purchased power;
  Ability to control costs (including costs of decommissioning generation facilities);
  Investment performance of employee benefit plans;
  Advances in technology;
  Effects of and changes in political, legal and economic conditions and developments in the United States;
  The performance of projects undertaken by nonregulated businesses and the success of efforts to invest in and develop new opportunities;

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  Potential business strategies, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed (such as construction of the Weston 4 generation plant and construction of the Wausau, Wisconsin to Duluth, Minnesota transmission line);
  The direct or indirect effect resulting from terrorist incidents or responses to such incidents;
  Financial market conditions and the results of financing efforts, including credit ratings and risks associated with commodity prices, interest rates and counter-party credit;
  Weather and other natural phenomena; and
  The effect of accounting pronouncements issued periodically by standard-setting bodies.

Except to the extent required by the federal securities laws, WPS Resources and its subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report.

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Item 9.01	Financial Statements and Exhibits.
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits. The following exhibits are being filed herewith:
		23.0	Consent of Independent Registered Public Accounting Firm
		99.1	Portion of 2004 Form 10-K's Item 1. Business. (WPS Resources' information only)
		99.2	Portion of 2004 Form 10-K's Item 6. Selected Financial Data. (WPS Resources' information only)
		99.3	2004 Form 10-K's Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)
		99.4	2004 Form 10-K's Item 8. Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm. (WPS Resources' information only)
		99.4(a)	Schedule I - Condensed Parent Company Financial Statements WPS Resources Corporation (Parent Company Only) Schedule II - WPS Resources Corporation Valuation and Qualifying Accounts
		99.5	2004 Form 10-K's Exhibit 12.1 WPS Resources Ratio of Earnings to Fixed Charges
		99.6	Portion of First Quarter 2005 Form 10-Q's Item 1. Financial Statements and Condensed Notes to Financial Statements. (WPS Resources' information only)
		99.7	First Quarter 2005 Form 10-Q's Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)
		99.8	First Quarter 2005 Form 10-Q's Exhibit 12.1 WPS Resources Ratio of Earnings to Fixed Charges

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: August 25, 2005

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WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated August 25, 2005

Exhibit Number
23.0	Consent of Independent Registered Public Accounting Firm
99.1	Portion of 2004 Form 10-K's Item 1. Business. (WPS Resources' information only)
99.2	Portion of 2004 Form 10-K's Item 6. Selected Financial Data. (WPS Resources' information only)
99.3	2004 Form 10-K's Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)
99.4	2004 Form 10-K's Item 8. Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm. (WPS Resources' information only)
99.4(a)	Schedule I - Condensed Parent Company Financial Statements WPS Resources Corporation (Parent Company Only) Schedule II - WPS Resources Corporation Valuation and Qualifying Accounts
99.5	2004 Form 10-K's Exhibit 12.1 WPS Resources Ratio of Earnings to Fixed Charges
99.6	Portion of First Quarter 2005 Form 10-Q's Item 1. Financial Statements and Condensed Notes to Financial Statements. (WPS Resources' information only)
99.7	First Quarter 2005 Form 10-Q's Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)
99.8	First Quarter 2005 Form 10-Q's Exhibit 12.1 WPS Resources Ratio of Earnings to Fixed Charges

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